UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                               ----------------

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest event
                         reported): September 8, 2006

                 CWABS Asset-Backed Certificates Trust 2006-14
                 (Exact name of the issuing entity) Commission
               File Number of the issuing entity: 333-135846-02

                                  CWABS, Inc.
           (Exact name of the depositor as specified in its charter)
              Commission File Number of the depositor: 333-135846

                         Countrywide Home Loans, Inc.
                         ----------------------------
            (Exact name of the sponsor as specified in its charter)

                     Delaware                   95-4596514
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                  (State or Other            (I.R.S. Employer
                  Jurisdiction of       Identification No. of the
               Incorporation of the             depositor)
                    depositor)

      4500 Park Granada, Calabasas, California                     91302
      ----------------------------------------                 ------------
(Address of Principal Executive Offices of the depositor)        (Zip Code)


The depositor's telephone number, including area code (818) 225-3237
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17
    CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8.  Other Events.

Item 8.01.  Other Events.
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      On September 8, 2006, CWABS, Inc. (the "Company") entered into a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of August 1, 2006, by and among the Company, as depositor, Countrywide Home Loans, Inc., as a seller, Park Monaco Inc., as a seller, Park Sienna LLC, as a seller, Countrywide Home Loans Servicing LP, as master servicer, and The Bank of New York, as trustee, providing for the issuance of the Company's Asset-Backed Certificates, Series 2006-14 (the "Certificates"). The Certificates were issued on September 8, 2006. Capitalized terms used but not otherwise defined herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement. The Pooling and Servicing Agreement is annexed hereto as Exhibit 4.1.


Section 9.  Financial Statements and Exhibits.

Item 9.01.  Financial Statements and Exhibits.
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      (a) Financial Statements of Businesses Acquired.

          Not applicable.

      (b) Pro Forma Financial Information.

          Not applicable.

      (c) Shell Company Transactions.

          Not applicable.

      (d) Exhibits.

          4.1  Pooling and Servicing Agreement

                                  SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  CWABS, INC.



                                          By:  /s/ Darren Bigby
                                               ----------------
                                          Name:  Darren Bigby
                                          Title: Vice President



Dated:  November 20, 2006

                                 Exhibit Index



Exhibit No.       Description
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4.1               Pooling and Servicing Agreement